                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]       Filed by a Party other than the Registrant [_]
________________________________________________________________________________

Check the appropriate box:
[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                 WM Strategic Asset Management Portfolios LLC
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:
________________________________________________________________________________

                                                                   July 14, 2000

Dear Strategic Asset Management Portfolios Shareholder:

The enclosed proxy statement solicits your vote as a shareholder of the WM Strategic Asset Management (SAM) Portfolios for the purpose of approving a new management agreement between WM Advisors, Inc. and the SAM Portfolios. This proxy statement is designed to give you detailed information about the proposal. We encourage you to follow the Board of Trustees' recommendation by voting "FOR" the proposal.

As we evaluate our products and services, we continuously look for ways to be more efficient in order to offer the best value to our shareholders. To that end, we have determined that combining advisory and administrative services in a single agreement (effective September 1) for the SAM Portfolios, as we have for other WM Funds, will enhance operational efficiency by providing a uniform contractual structure for the WM Group of Funds and simplifying expense presentation. MOST IMPORTANTLY FOR YOU, THE NEW CONTRACT WILL NOT IMPACT YOUR ACCOUNT. THERE ARE NO ADDITIONAL FEES OR EXPENSES RELATED TO THIS CHANGE.

A Special Meeting of Shareholders of the Portfolios has been scheduled for August 29, 2000. While you, of course, are welcome to join us at the meeting, most shareholders cast their votes by completing and signing the proxy card that accompanies this proxy statement. YOUR VOTE IS IMPORTANT TO US. PLEASE VOTE AS SOON AS POSSIBLE USING ANY OF THE CONVENIENT OPTIONS DESCRIBED BELOW. If you do choose to mail your proxy card, we have enclosed a postage-paid reply envelope.

HOW TO VOTE YOUR SHARES

o     Touch Tone Telephone: Please refer to your proxy card.

o     Internet: Please log on to www.proxyvote.com.

o     Telephone vote: (800) 628-8536 and speak with a Representative.

o     Facsimile: Please fax both sides of your signed proxy card to (212)
      797-1062.

o Mail: Sign and date your proxy card, mail it back to us the enclosed postage-paid envelope.

If you have any questions regarding the SAM Portfolios, please do not hesitate to contact your Investment Representative, or call us at (800) 222-5852. We look forward to receiving your vote soon.

Sincerely,

/s/ WILLIAM G. PAPESH

William G. Papesh
President

Distributed by WM Funds Distributor, Inc.                                 ADP-V2

                                                                   July 14, 2000

Dear Strategic Asset Management Portfolios Shareholder:

The enclosed proxy statement solicits your vote as a shareholder of the WM Strategic Asset Management (SAM) Portfolios for the purpose of approving a new management agreement between WM Advisors, Inc. and the SAM Portfolios. This proxy statement is designed to give you detailed information about the proposal. We encourage you to follow the Board of Trustees' recommendation by voting "FOR" the proposal.

As we evaluate our products and services, we continuously look for ways to be more efficient in order to offer the best value to our shareholders. To that end, we have determined that combining advisory and administrative services in a single agreement (effective September 1) for the SAM Portfolios, as we have for other WM Funds, will enhance operational efficiency by providing a uniform contractual structure for the WM Group of Funds and simplifying expense presentation. MOST IMPORTANTLY FOR YOU, THE NEW CONTRACT WILL NOT IMPACT YOUR ACCOUNT. THERE ARE NO ADDITIONAL FEES OR EXPENSES RELATED TO THIS CHANGE.

A Special Meeting of Shareholders of the Portfolios has been scheduled for August 29, 2000. While you, of course, are welcome to join us at the meeting, most shareholders cast their votes by completing and signing the proxy card that accompanies this proxy statement. YOUR VOTE IS IMPORTANT TO US. PLEASE VOTE AS SOON AS POSSIBLE USING ANY OF THE CONVENIENT OPTIONS DESCRIBED BELOW. If you do choose to mail your proxy card, we have enclosed a postage-paid reply envelope.

HOW TO VOTE YOUR SHARES

o     Touch Tone Telephone: Please call (888) 221-0697

o     Internet: Please log on to www.proxyweb.com

o     Telephone vote: (800) 628-8536 and speak with a Representative.

o     Facsimile: Please fax both sides of your signed proxy card to (212)
      797-1062.

o Mail: Sign and date your proxy card, mail it back to us the enclosed postage-paid envelope.

If you have any questions regarding the SAM Portfolios, please do not hesitate to contact your Investment Representative, or call us at (800) 222-5852. We look forward to receiving your vote soon.

Sincerely,

/s/ WILLIAM G. PAPESH
William G. Papesh
President


Distributed by WM Funds Distributor, Inc.                                 MIS-VI

                               WM GROUP OF FUNDS
                         WM STRATEGIC ASSET MANAGEMENT
                                 PORTFOLIOS LLC

                           STRATEGIC GROWTH PORTFOLIO
                         CONSERVATIVE GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                           FLEXIBLE INCOME PORTFOLIO
                               INCOME PORTFOLIO*

                         1201 THIRD AVENUE, 22ND FLOOR
                           SEATTLE, WASHINGTON 98101
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 29, 2000

    A Special Meeting of Shareholders (the "Meeting") of WM Strategic Asset Management Portfolios LLC (the "Company") will be held at 1201 Third Avenue, 22nd Floor, Seattle, Washington on August 29, 2000 at 1:00 p.m. (Pacific time), to consider and take action on the following proposal (the "Proposal"):

        A. To approve a new Investment Management Agreement between the Company, on behalf of each Portfolio, and WM Advisors, Inc. (Voted on separately by shareholders of each Portfolio).

        B. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Trustees has fixed the close of business on June 30, 2000 as the record date for determination of shareholders of the Company entitled to notice of, and to vote at, the Meeting.

                                           By Order of the Board of Trustees

                                           John T. West
                                           Secretary

July 14, 2000

                            YOUR VOTE IS IMPORTANT!

WE URGE YOU TO PROMPTLY SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE PREPAID POSTAGE ENVELOPE WHICH IS ALSO ENCLOSED FOR YOUR CONVENIENCE OR YOU MAY CALL (800) 628-8536 TO VOTE BY TELEPHONE OR FAX YOUR PROXY TO (212) 797-1062. THIS WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

---------------

* Effective August 1, 2000, the Income Portfolio will change its name to the "Conservative Balanced Portfolio".

                               WM GROUP OF FUNDS
                         WM STRATEGIC ASSET MANAGEMENT
                                PORTFOLIOS, LLC

                           STRATEGIC GROWTH PORTFOLIO
                         CONSERVATIVE GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                           FLEXIBLE INCOME PORTFOLIO
                               INCOME PORTFOLIO*

                         1201 THIRD AVENUE, 22ND FLOOR
                           SEATTLE, WASHINGTON 98101

                        SPECIAL MEETING OF SHAREHOLDERS
                         ------------------------------

                                PROXY STATEMENT
                         ------------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of WM Strategic Asset Management Portfolios LLC, a Massachusetts limited liability company (the "Company") for use at the Special Meeting of Shareholders (the "Meeting") to be held at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101 on August 29, 2000 at 1:00 p.m. (Pacific time), or any adjournment thereof. Accompanying this Proxy Statement is a Notice of the Meeting (the "Notice") and a proxy for the Meeting solicited by the Board of Trustees. It is expected that this Proxy Statement, the Notice and the proxy will be mailed to shareholders on or about July 14, 2000. As used in this proxy statement, the term "Portfolios" shall refer to the Portfolios listed above, each of which is a series of the Company.

    The Company will furnish to shareholders, upon request and without charge, a copy of its Annual Report for the fiscal year ended October 31, 1999. The Annual Report of the Company may be obtained by contacting the Company at the address listed on the cover page of this Proxy Statement or by calling toll-free (800) 222-5852.

    The Meeting has been called for the purpose of having the shareholders of the Company consider and take action upon the proposal set forth in the Notice (the "Proposal"). Shareholders of each Portfolio are entitled to vote on the Proposal as it affects that Portfolio, voting separately by Portfolio. Shareholders of both Classes of each Portfolio will vote together. Each share of a Portfolio outstanding on the Record Date, as defined below, will be entitled to one vote, with fractional shares voting proportionately.

    The close of business on June 30, 2000, has been established as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the

---------------

* Effective August 1, 2000, the Income Portfolio will change its name to the "Conservative Balanced Portfolio".

Meeting. As of the Record Date, the following number of shares of each Portfolio were outstanding:

                                                               NUMBER OF
                                                                SHARES
                                                              OUTSTANDING
                                                              -----------
Strategic Growth Portfolio..................................  24,684,964
Conservative Growth Portfolio...............................  53,998,858
Balanced Portfolio..........................................  61,758,648
Flexible Income Portfolio...................................  19,035,588
Income Portfolio*...........................................   1,737,734

---------------
* Effective August 1, 2000, the Income Portfolio will change its name to the "Conservative Balanced Portfolio".

    As of the Record Date, the Company believes that the Trustees and officers of the Company, as a group, owned less than one percent of the shares of each Portfolio and of the Company as a whole. To the best knowledge of the Company, no person owned of record or beneficially 5% or more of the outstanding shares of any Portfolio as of the Record Date.

    The holders of 10% of the shares of each Portfolio outstanding on the Record Date, present in person or represented by proxy, will constitute a quorum for the Meeting with respect to the Portfolio. With respect to each Portfolio, approval of the Proposal requires the lesser of (A) 67% or more of the shares of such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of such Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Portfolio. If shareholders of some of the Portfolios approve the Proposal and others do not, the Board of Trustees will consider what further actions may be appropriate with respect to the Proposal.

    Timely, properly executed proxies will be voted as you instruct. If no specification is made, shares will be voted FOR the approval of the Proposal. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Company, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

    Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Company as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of votes against the Proposal.

    The Proposal described in this Proxy Statement has been approved by the Board of Trustees of the Company. The Board of Trustees does not intend to bring any other matters before the Meeting and does not know of any other matters which will be brought before the Meeting by others. In the event any other matters not mentioned in the Proxy Statement properly come before the Meeting, the enclosed proxy authorizes the persons named in the proxy to vote on such other matters in their discretion.

    Solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Company and employees of WM Advisors, Inc. (the "Manager"), WM Funds Distributor, Inc. (the "Distributor") and their affiliates. The Trust has retained D.F. King to aid in solicitation of proxies for a fee not to exceed $50,000. The costs of retaining D.F. King and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne equally by the Manager (and/or its affiliates) and by the Portfolios.

    If sufficient votes in favor of the Proposal are not received by the time currently scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. If the Meeting is adjourned with respect to one or more Portfolios, one or more of the other Portfolios may still proceed to vote on the Proposal and such vote will be dispositive for that Portfolio. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

    In order that your shares may be represented at the Meeting, please sign, date and complete the enclosed proxy and return it in the prepaid postage envelope enclosed for your convenience.

    In the alternative, you may vote by phone or fax through D.F. King, our proxy solicitor. To vote by fax, sign the proxy card and fax (both sides) to
(212) 797-1062 or simply call (800) 628-8536.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

    The Company does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Company must be received by the Company at a reasonable time before the Company's mailing of solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

PROPOSAL 1: TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT (THE "NEW
            AGREEMENT") BETWEEN THE COMPANY, ON BEHALF OF EACH PORTFOLIO, AND WM ADVISORS, INC. ("WM ADVISORS").

    The Board has approved, and recommends that shareholders of each Portfolio approve, the New Management Agreement between the Company, on behalf of each Portfolio, and WM Advisors, a form of which is attached hereto as Exhibit A. The Trustees of the Company, including each of the Trustees who is not an "interested person" of the Company within the meaning of the 1940 Act (each, a "Disinterested Trustee"), approved the New Agreement with respect to each Portfolio at a meeting held on June 6, 2000.

    The New Agreement contemplates that WM Advisors would continue to serve as investment adviser to the Portfolios, as it currently does under the Investment Management Agreement between the Portfolios and WM Advisors dated July 16, 1999 (the "Current Management Agreement"), but also contemplates that WM Advisors would assume responsibility for certain shareholder services currently performed by WM Shareholder Services, Inc. ("WMSS"), the Portfolios' current administrator, located at 1201 Third Avenue, Seattle, Washington 98101, pursuant to an Administration Agreement (the "Current Administration Agreement") between the Portfolios and WMSS. For each Portfolio, the fee payable under the New Agreement would equal that payable under the Current Management Agreement and the Current Administration Agreement.

WM ADVISORS

    WM Advisors, Inc. ("WM Advisors"), a subsidiary of Washington Mutual, Inc., with principal offices located at 1201 Third Avenue, Seattle, Washington 98101, is registered under the Advisers Act. WM Advisors has been in the investment management business since 1944 and currently manages more than $8.8 billion for mutual funds and institutional accounts, including more than $2.2 billion within the Portfolios. It is anticipated that WM Advisors would continue to manage the day to day portfolio operations of each of the Portfolios.

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF WM ADVISORS

     NAME AND POSITION
      WITH WM ADVISORS            ADDRESS         OTHER PRINCIPAL OCCUPATION(S)
     -----------------            -------         -----------------------------
William G. Papesh            1201 Third Avenue    President and Director of WM
President and Director       Seattle, WA 98101    Shareholder Services, Inc.,
                                                  WM Funds Distributor, Inc. (a
                                                  registered investment adviser
                                                  and broker/dealer); Trustee
                                                  of the Portfolios

Monte D. Calvin              1201 Third Avenue    First Vice President and
First Vice President and     Seattle, WA 98101    Chief Financial Officer of
Director                                          the Portfolios; First Vice
                                                  President and Director of WM
                                                  Shareholder Services, Inc.,
                                                  and WM Funds Distributor,
                                                  Inc.

Sandy Cavanaugh              1201 Third Avenue    First Vice President of the
First Vice President and     Seattle, WA 98101    Portfolios; First Vice
Director                                          President and Director of WM
                                                  Shareholder Services, Inc.
                                                  and WM Funds Distributor,
                                                  Inc.

Sharon L. Howells            1201 Third Avenue    First Vice President of the
First Vice President and     Seattle, WA 98101    Portfolios; and Director of
Director                                          WM Shareholder Services, Inc.
                                                  and WM Funds Distributor,
                                                  Inc.

     NAME AND POSITION
      WITH WM ADVISORS            ADDRESS         OTHER PRINCIPAL OCCUPATION(S)
     -----------------            -------         -----------------------------
Gary Pokrzywinski            1201 Third Avenue    Vice President of the
Vice President               Seattle, WA 98101    Portfolios

Randall L. Yoakum            1201 Third Avenue    First Vice President of the
First Vice President and     Seattle, WA 98101    Portfolios
Chief Investment Officer

    Anne V. Farrell and Michael K. Murphy, Trustees of the Portfolios, are not directors of WM Advisors but are stockholders and directors of Washington Mutual, Inc.

COMPARISON OF THE NEW AGREEMENT AND CURRENT MANAGEMENT AGREEMENT

    The Board of Trustees, including the Disinterested Trustees, unanimously approved the New Agreement. The New Agreement differs from the Current Management Agreement for all Portfolios in that the New Agreement governs both the investment advisory services provided under the Current Management Agreement for compensation at the annual rate of 0.15% of average daily net assets of each Portfolio and the administrative services currently provided to the Portfolios pursuant to the Current Administration Agreement for compensation at an annual rate of equal to 0.50% of average daily net assets of each Portfolio. Because the New Agreement governs both investment advisory and certain administrative services, the proposed fees under the New Agreement are higher than those in the Current Management Agreement, but the total fees for investment advisory and administrative services will not increase for any Portfolio, as shown below.

                                                                 TOTAL FEES
                                                                   UNDER
                                                                  CURRENT       PRO FORMA
                                 FEES UNDER     FEES UNDER       MANAGEMENT      COMBINED
                                  CURRENT        CURRENT            AND         FEES UNDER
                                 MANAGEMENT   ADMINISTRATION   ADMINISTRATION      NEW
           PORTFOLIO             AGREEMENT      AGREEMENT        AGREEMENTS     AGREEMENT
           ---------             ----------   --------------   --------------   ----------
Strategic Growth Portfolio.....     0.15%          0.50%            0.65%          0.65%
Conservative Growth
  Portfolio....................     0.15%          0.50%            0.65%          0.65%
Balanced Portfolio.............     0.15%          0.50%            0.65%          0.65%
Flexible Income Portfolio......     0.15%          0.50%            0.65%          0.65%
Income Portfolio*..............     0.15%          0.50%            0.65%          0.65%

---------------
* Effective August 1, 2000, the Income Portfolio will change its name to the "Conservative Balanced Portfolio."

    The Board of Trustees approved the New Agreement between the Company and WM Advisors, a form of which is attached as Exhibit A hereto, at a meeting held on June 6, 2000. Similarly to the Current Management Agreement, the New Agreement provides that WM Advisors, in return for its fee, will (1) provide supervision of each Portfolio's investments; (2) furnish a continuous investment program for each Portfolio's portfolio; and (3) determine from time to time what securities will be purchased, retained, or sold by each Portfolio, and what portion of the assets will be invested or held as cash. Additionally, the New Agreement provides that WM Advisors provide those administra-tive services previously provided by WMSS pursuant to the Current Administration Agreement.

    The Current Management Agreement provides that WM Advisors will bear its expenses in connection with the performance of its services under the Current Management Agreement, including, without limitation, payment of sub-advisory fees to any sub-adviser. The New Management Agreement provides that WM Advisors will bear all expenses in connection with the performance of its services under the Agreement, including payment of sub-advisory fees to any sub-adviser, sub-administrator fees to any sub-administrator, portfolio accounting and regulatory compliance systems, and the salaries and expenses of any of the officers or employees of WM Advisors who act as officers, Trustees or employees of the Company. Each Portfolio assumes and shall pay or cause to be paid all of its other expenses. Under both the Current Management Agreement and the New Agreement, subject to the provisions of the 1940 Act, WM Advisors may delegate certain of its duties enumerated above to one or more sub-advisers.

    The Current Management Agreement between WM Advisors and each Portfolio was most recently approved by the Trustees at a meeting of the Board held on June 6, 2000 and is dated and was last approved by the shareholders of each Portfolio on July 16, 1999.

    Each of the Current Management Agreement and the New Agreement must be approved at least annually by a vote of a majority of the outstanding voting securities of the Portfolios, or by a vote of the Board of Trustees, and is terminable without penalty upon 60 days' written notice by the Board or by vote of holders of a majority of a Portfolio's shares, or upon 60 days' written notice by WM Advisors. Each of the Current Management Agreement and the New Agreement will terminate automatically in the event of its assignment.

    Each of the Current Management Agreement and the New Agreement obligates WM Advisors, in the performance of its duties, to exercise its best judgment in rendering its services, but provides that WM Advisors shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of WM Advisors or its officers, Trustees or employees, or reckless disregard by WM Advisors of its obligations and duties under the agreement.

    The following table shows the amounts that each Portfolio paid in management fees to WM Advisors, administration and transfer agent fees to WMSS, and shareholder servicing and distribution fees to WM Funds Distributor, Inc., the Portfolios' principal underwriter, during the fiscal year ended October 31, 1999, and the pro forma combined fees that would have been paid had the New Agreement been in effect. Total fees would have been identical under either the Current Management Agreement and the Current Administration Agreement or the New Agreement.

                                                                       SHAREHOLDER
                                                                      SERVICING AND                PRO FORMA
                       MANAGEMENT   ADMINISTRATION   TRANSFER AGENT   DISTRIBUTION      TOTAL        TOTAL
      PORTFOLIO          FEES*           FEES             FEES            FEES           FEES         FEES
      ---------        ----------   --------------   --------------   -------------   ----------   ----------
Strategic Growth
  Portfolio..........   $167,942      $  644,908        $ 79,921       $  982,144     $1,874,915   $1,874,915
Conservative Growth
  Portfolio..........   $488,926      $1,795,234        $159,931       $2,433,508     $4,877,599   $4,877,599
Balanced Portfolio...   $465,887      $1,668,282        $164,646       $2,044,582     $4,343,397   $4,343,397
Flexible Income
  Portfolio..........   $ 90,098      $  482,338        $ 50,193       $  447,894     $1,070,523   $1,070,523
Income
  Portfolio..........   $      0      $   75,100*       $  9,614       $  127,439     $  137,053   $  137,053

---------------
*  After fee waivers.

EXPENSES

    The chart below summarizes the actual expenses paid during the fiscal year ended October 31, 1999 (adjusted to reflect the elimination of voluntary fee waivers that are no longer in effect) under the Current Management and Administrative Agreements and the pro forma expenses that would have been paid had the New Agreement been in effect.

                                           STRATEGIC GROWTH PORTFOLIO
                                 ----------------------------------------------
                                        ACTUAL                  PRO FORMA
                                 --------------------      --------------------
                                 CLASS A      CLASS B      CLASS A      CLASS B
                                 -------      -------      -------      -------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)..............   5.50%        0.00%        5.50%        0.00%
Maximum Deferred Sales Charge
  (as a percentage of original
  purchase price or redemption
  proceeds, as applicable)*....   0.00%        5.00%        0.00%        5.00%
ANNUAL OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET
  ASSETS)
Management Fees................   0.15%        0.15%        0.65%        0.65%
12b-1 Fees.....................   0.25%        1.00%        0.25%        1.00%
Other Expenses.................   0.69%        0.70%        0.19%        0.20%
Total Fund Operating
  Expenses.....................   1.09%        1.85%        1.09%        1.85%

                                         CONSERVATIVE GROWTH PORTFOLIO
                                 ----------------------------------------------
                                        ACTUAL                  PRO FORMA
                                 --------------------      --------------------
                                 CLASS A      CLASS B      CLASS A      CLASS B
                                 -------      -------      -------      -------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)..............   5.50%        0.00%        5.50%        0.00%
Maximum Deferred Sales Charge
  (as a percentage of original
  purchase price or redemption
  proceeds, as applicable)*....   0.00%        5.00%        0.00%        5.00%
ANNUAL OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET
  ASSETS)
Management Fees................   0.15%        0.15%        0.65%        0.65%
12b-1 Fees.....................   0.25%        1.00%        0.25%        1.00%
Other Expenses.................   0.63%        0.63%        0.13%        0.13%
Total Fund Operating
  Expenses.....................   1.03%        1.78%        1.03%        1.78%

                                               BALANCED PORTFOLIO
                                 ----------------------------------------------
                                        ACTUAL                  PRO FORMA
                                 --------------------      --------------------
                                 CLASS A      CLASS B      CLASS A      CLASS B
                                 -------      -------      -------      -------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)..............   5.50%        0.00%        5.50%        0.00%
Maximum Deferred Sales Charge
  (as a percentage of original
  purchase price or redemption
  proceeds, as applicable)*....   0.00%        5.00%        0.00%        5.00%
ANNUAL OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET
  ASSETS)
Management Fees................   0.15%        0.15%        0.65%        0.65%
12b-1 Fees.....................   0.25%        1.00%        0.25%        1.00%
Other Expenses.................   0.64%        0.63%        0.14%        0.13%
Total Fund Operating
  Expenses.....................   1.04%        1.78%        1.04%        1.78%

                                              FLEXIBLE INCOME PORTFOLIO
                                       ----------------------------------------
                                             ACTUAL              PRO FORMA
                                       ------------------    ------------------
                                       CLASS A    CLASS B    CLASS A    CLASS B
                                       -------    -------    -------    -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)....................   4.50%      0.00%      4.50%      0.00%
Maximum Deferred Sales Change (as a
  percentage of original purchase
  price or redemptions proceeds, as
  applicable)*.......................   0.00%      5.00%      0.00%      5.00%
ANNUAL OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees......................   0.15%      0.15%      0.65%      0.65%
12b-1 Fees...........................   0.25%      1.00%      0.25%      1.00%
Other Expenses.......................   0.66%      0.66%      0.16%      0.16%
Total Fund Operating Expenses........   1.06%      1.81%      1.06%      1.81%

                                                  INCOME PORTFOLIO**
                                       ----------------------------------------
                                             ACTUAL              PRO FORMA
                                       ------------------    ------------------
                                       CLASS A    CLASS B    CLASS A    CLASS B
                                       -------    -------    -------    -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)....................   4.50%      0.00%      4.50%      0.00%
Maximum Deferred Sales Change (as a
  percentage of original purchase
  price or redemptions proceeds, as
  applicable)*.......................   0.00%      5.00%      0.00%      5.00%
ANNUAL OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees......................   0.15%      0.15%      0.65%      0.65%
12b-1 Fees...........................   0.25%      1.00%      0.25%      1.00%
Other Expenses.......................   0.84%      0.83%      0.34%      0.33%
Total Fund Operating Expenses........   1.24%      1.98%      1.24%      1.98%

 * Certain investors who purchase Class A shares without paying an initial sales charge may be subject to a deferred sales charge of 1.00% on redemptions within the first year or 0.50% on redemptions within the second year after purchase. Class A shares are not otherwise subject to a deferred sales charge. The Class B share maximum deferred sales charge is imposed on shares redeemed within the first year, shares held longer than one year are subject to lower deferred sales charges as described in the Portfolios' prospectus. A $10 fee may be charged for redemptions by wire transfer.

** Effective August 1, 2000, the Income Portfolio will change its name to
   "Conservative Balanced Portfolio" and its maximum sales charge imposed on purchases will become 5.50% of offering price.

EXAMPLE:

You would pay the following expenses on a $10,000 investment (under the New Agreement or the Current Management and Administration Agreements) assuming (1) a 5% annual return, (2) reinvestment of all dividends and distributions, (3) redemption at the end of the period and (4) deduction of the maximum applicable initial or deferred sales charge.

                                                   1       3       5        10
                   PORTFOLIO                      YEAR   YEARS   YEARS    YEARS
                   ---------                      ----   -----   ------   ------
Strategic Growth Portfolio (Class A)............  $655   $878    $1,122   $1,806
Strategic Growth Portfolio (Class B)............  $688   $882    $1,107   $1,968
Conservative Growth Portfolio (Class A).........  $649   $860    $1,091   $1,740
Conservative Growth Portfolio (Class B).........  $681   $860    $1,070   $1,895
Balanced Portfolio (Class A)....................  $650   $863    $1,096   $1,751
Balanced Portfolio (Class B)....................  $681   $860    $1,070   $1,898
Flexible Income (Class A).......................  $552   $769    $1,007   $1,673
Flexible Income Portfolio (Class B).............  $688   $882    $1,107   $1,960
Income (Class A)................................  $569   $822    $1,098   $1,867
Income (Class B)................................  $701   $921    $1,174   $2,113

    As shown above, with respect to each Portfolio, the combined fees payable under the Current Advisory Agreement and the Current Administration Agreement are equal to the combined fees payable under the New Agreement.

    The New Agreement would take effect the first day of the month following shareholder approval. The New Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

    In approving the New Agreement, the Board of Trustees took into account the fact that each Portfolio's overall level of expenses would not be changed under the New Agreement. Before reaching its conclusions, the Board reviewed WM Advisors' overall business plan for the Portfolios, including its ability to provide administrative services. After consideration of the above factors, the fact that the costs of the special meeting would be borne equally by WM Advisors (and its affiliates) and the Portfolios, and such other factors and information as the Board deemed relevant, the Board, including the Disinterested Trustees, unanimously approved the New Agreement with respect to each Portfolio and voted to recommend its approval to the shareholders of each Portfolio.

    In the event that shareholders of a Portfolio do not approve the New Agreement for such Portfolio, the Current Management Agreement and Current Administration Agreement for such Portfolio will remain in effect and the Board will take such action as it deems in the best interest of the Portfolio and its shareholders.

    The Board of Trustees of the Trust recommends that the shareholders of each Portfolio vote FOR approval of this Proposal.

INVESTMENT ADVISORY SERVICES PROVIDED TO WM VARIABLE TRUST

    WM Advisors also provides investment advisory services to the various series of WM Variable Trust, five of which correspond to the Portfolios. Each of these corresponding series pays investment advisory fees to WM Advisors at an annual rate of 0.10% of the average daily net assets of such series. As of June 30, 2000, the assets of such series were approximately as follows: Strategic Growth Portfolio -- $423 million; Conservative Growth Portfolio -- $834 million; Balanced Portfolio -- $839 million; Flexible Income Portfolio -- $209 million; Income Portfolio -- $17 million. Shares of the funds and portfolios that comprise WM Variable Trust are currently offered only to American General Life Insurance Company ("AGL") for the purpose of providing investment choices under AGL's variable annuity contracts, WM Strategic Asset Manager Variable Annuity Contract and WM Advantage Variable Annuity Contract.

                 WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC
                        INVESTMENT MANAGEMENT AGREEMENT

    INVESTMENT MANAGEMENT AGREEMENT (this "Agreement"), dated            , 2000,
between the WM Strategic Asset Management Portfolios, LLC, a Massachusetts limited liability company (the "LLC"), on behalf of each of its investment portfolios, which are listed on the signature page of this Agreement (each referred to herein as a "Portfolio" and, collectively, as the "Portfolios") and WM Advisors, Inc., a Washington corporation (the "Manager").

                              W I T N E S S E T H

    WHEREAS, the LLC is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the LLC desires to retain the Manager to render investment management services to each Portfolio, and the Manager is willing to render such services;

    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

    1. Appointment. The LLC hereby appoints the Manager to act as investment manager to each Portfolio for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

    2. Management. Subject to the supervision of the Board of Trustees of the LLC, the Manager shall manage the investment operations of each Portfolio and the composition of each Portfolio's portfolio, including the purchase, retention and disposition of securities therefor, in accordance with such Portfolio's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (as such terms are hereinafter defined) and resolutions of the LLC's Board of Trustees and subject to the following understandings:

        A. The Manager shall provide supervision of each Portfolio's investments, furnish a continuous investment program for each Portfolio's portfolio and determine from time to time what securities will be purchased, retained, or sold by each Portfolio, and what portion of the assets will be invested or held as cash.

        B. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Limited Liability Company Agreement of the LLC and the investment policies of the Portfolios as determined by the Board of Trustees of the LLC.

        C. The Manager shall determine the securities to be purchased or sold by each Portfolio and shall place orders for the purchase and sale of portfolio securities pursuant to its determinations with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager shall use its best efforts to seek on behalf of each Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Manager may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker or dealer. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Portfolio and/or other accounts over which the Manager exercises investment discretion.

        D. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other fiduciary accounts for which it has investment responsibility, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the best execution, most favorable net price or lower brokerage commissions.

        E. Subject to the provisions of the Limited Liability Company Agreement of the LLC and the 1940 Act, the Manager, at its expense, may select and contract with one or more investment advisers (the "Sub-adviser") for a Portfolio to perform some or all of the services for which it is responsible pursuant to this Section 2. The Manager shall be solely responsible for the compensation of any Sub-adviser of a Portfolio for its services to a Portfolio. The Manager may terminate the services of any Sub-adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-adviser unless and until a successor Sub-adviser is selected. To the extent that more than one Sub-adviser is selected, the Manager shall, in its sole discretion, determine the amount of a Portfolio's assets allocated to each such Sub-adviser.

    3. Administrative. Subject to the supervision and direction of the Board of Trustees of the LLC, the Manager is also responsible for all administrative functions with respect to the LLC and will (a) supervise all aspects of the operations of the LLC; (b) supply the LLC with office facilities (which may be in the Manager's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services (including, but not limited to, the calculation of (i) the net asset values of shares of the LLC, and (ii) distribution fees), internal auditing and legal services, internal executive and administrative services, and stationery and office (c) prepare reports to the LLC's shareholders and materials for the Board of Trustees of the LLC; (d) prepare tax returns and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; (e) cooperate with the LLC's transfer agent for the purpose of establishing the implementing procedures to ensure that the LLC's transfer agency and shareholder relations functions are efficiently carried out; and (f) provide such other similar services as the LLC may reasonably request to the extent permitted under application statutes, rules and regulations. The services to be performed by the Manager hereunder may be delegated by it, in whole or in part, to one or more sub-administrators provided that any delegation of duties to a sub-administrator shall not relieve the Manager of its responsibilities hereunder. Notwithstanding anything to the contrary in this Agreement, the Manger shall not be responsible for the performance of any duties which are required to be performed by the LLC's transfer agent.

    4. Services Not Exclusive. The services rendered by the Manager hereunder to each Portfolio are not to be deemed exclusive, and the Manager shall have the right to render similar services to others, including, without limitation, other investment companies.

    5. Expenses. During the term of this Agreement, the Manager shall pay all expenses incurred by it in connection with its activities under this Agreement, including the salaries and expenses of any of the officers or employees of the Manager who act as officers, Trustees or employees of the LLC, but excluding the cost of securities purchased for a Portfolio and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for a Portfolio, and shall provide the Portfolios with suitable office space. Other expenses to be incurred in the operation of the Portfolios (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, or employees of the Manager, federal registration fees and state Blue Sky qualification fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's or the LLC's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees, as applicable, and any extraordinary expenses will be borne by the Portfolios.

    6. Compensation. For the services provided pursuant to this Agreement, each Portfolio shall pay to the Manager as full compensation therefor a monthly fee computed on the average daily net assets at the annual rate for each Portfolio as stated in Schedule A attached hereto. The LLC acknowledges that the Manager, as agent for the Portfolios, will allocate a portion of the fee equal to the sub-advisory fee payable to the sub-advisor, if any, under its sub-advisory agreement to the sub-advisor for sub-advisory services. The LLC acknowledges that the Manager, as agent for the Portfolios, may allocate a portion of the fee to WM Shareholder Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems. The Manager also from time to time and in such amounts as it shall determine in its sole discretion may allocate a portion of the fee to WM Funds Distributor, Inc. for facilitating distribution of the Portfolios. This payment would be made from revenue which otherwise would be considered profit to the Manager for its services. This disclosure is being made to the LLC solely for the purpose of conforming with requirements of the Washington Department of Revenue for exclusion of revenue from the Washington Business and Occupation Tax.

    7. Limitation of Liability. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

    8. Delivery of Documents. The LLC has heretofore delivered to the Manager true and complete copies of each of the following documents and shall promptly deliver to it all future amendments and supplements thereto, if any:

        A. Limited Liability Company Agreement (as presently in effect and as amended from time to time);

        B. Bylaws of the LLC;

        C. Registration Statement under the Securities Act of 1933 and under the 1940 Act of the LLC on Form N-1A, and all amendments thereto, as filed with the Securities and Exchange Commission (the "Registration Statement") relating to the Portfolios and the shares of the Portfolios;

        D. Notification of Registration of the LLC under the 1940 Act on Form N-8A;

        E. Prospectuses of the Portfolios (such prospectuses as presently in effect and/or as amended or supplemented from time to time, the "Prospectus"); and

        F. Statement of Additional Information of the Portfolios (such statement as presently in effect and/or as amended or supplemented from time to time, the "Statement of Additional Information").

    9. Duration and Termination. This Agreement shall become effective as of the date first above-written for an initial period of two years and shall continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of the Board of Trustees, including a majority of those members of the LLC's Board of Trustees who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, or (b) by vote of a majority of the outstanding voting securities of the Portfolios. Notwithstanding the foregoing, this Agreement (a) may be terminated at any time, without the payment of any penalty, by either the LLC (by vote of the LLC's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolios) or the Manager, on sixty (60) days prior written notice to the other, and (b) shall automatically terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the meanings assigned to such terms in the 1940 Act.

    10. Amendments. No provision of this Agreement may be amended, modified, waived or supplemented, except by a written instrument signed by the party against which enforcement is sought. No amendment of this Agreement shall be effective until approved in accordance with any applicable provisions of the 1940 Act.

    11. Use of Name and Logo. The LLC agrees that it shall furnish to the Manager, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to stockholders, sales literature, advertisements, and other material prepared for distribution to stockholders of the LLC or to the public, which in any way refer to or describe the Manager or which include any trade names, trademarks or logos of the Manager or of any affiliate of the Manager. The LLC further agrees that it shall not use or distribute any such material if the Manager reasonably objects in writing to such use or distribution within five (5) business days after the date such material is furnished to the Manager.

    The Manager and/or its affiliates own the names "WM," "WM Group of Funds" and any other names which may be listed from time to time on a Schedule B to be attached hereto that they may develop for use in connection with the LLC, which names may be used by the LLC only with the consent of the Manager and/or its affiliates. The Manager, on behalf of itself and/or its affiliates, consents to the use by the LLC of such names or any other names embodying such names, but only on condition and so long as (i) this Agreement shall remain in full force,
(ii) the LLC shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) the Manager is the manager of each Portfolio of the LLC. No such name shall be used by the LLC at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing authorization by the Manager, on behalf of itself and/or its affiliates, to the LLC to use such names as part of a business or name is not exclusive of the right of the Manager and/or its affiliates themselves to use, or to authorize others to use, the same; the LLC acknowledges and agrees that as between the Manager and/or its affiliates and the LLC, the Manager and/or its affiliates have the exclusive right so to use, or authorize others to use, such names, and the LLC agrees to take such action as may reasonably be requested by the Manager, on behalf of itself and/or its affiliates, to give full effect to the provisions of this section (including, without limitation, consenting to such use of such names). Without limiting the generality of the foregoing, the LLC agrees that, upon (i) any violation of the provisions of this Agreement by the LLC or (ii) any termination of this Agreement, by either party or otherwise, the LLC will, at the request of the Manager, on behalf of itself and/or its affiliates, made within six months after such violation or termination, use its best efforts to change the name of the LLC and/or the Portfolios so as to eliminate all reference, if any, to such names and will not thereafter transact any business in a name containing such names in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such names, or otherwise use such names or any other reference to the Manager and/or its affiliates, except as may be required by law. Such covenants on the part of the LLC shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

    The provisions of this section shall survive termination of this Agreement.

    12. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, if to the LLC: 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101; or if to the Manager: 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101; or to either party at such other address as such party shall designate to the other by a notice given in accordance with the provisions of this section.

    13. Miscellaneous.

    A. Except as otherwise expressly provided herein or authorized by the Board of Trustees of the LLC from time to time, the Manager for all purposes herein shall be deemed to be an independent contractor and shall have no authority to act for or represent the LLC or the Portfolios in any way or otherwise be deemed an agent of the LLC or the Portfolios.

    B. The LLC shall furnish or otherwise make available to the Manager such information relating to the business affairs of the Portfolios as the Manager at any time or from time to time reasonably requests in order to discharge its obligations hereunder.

    C. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall inure to the benefit of the parties hereto and their respective successors.

    D. If any provision of this Agreement shall be held or made invalid or by any court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    14. Limitation of Liability. A copy of the Certificate of Organization of the LLC is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the LLC on behalf of the Trustees of the LLC, as trustees and not individually, on further behalf of each Portfolio, and that the obligations of this Agreement with respect to a Portfolio shall be binding upon the assets and properties of that Portfolio only and shall not be binding upon the assets and properties of any other Portfolio or series of the LLC or upon any of the Trustees, officers, employees, agents or shareholders of the Portfolios or the LLC individually.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first above-written.

                                           WM STRATEGIC ASSET MANAGEMENT
                                           PORTFOLIOS, LLC,
                                             on behalf of its portfolios
                                             INCOME PORTFOLIO,
                                             FLEXIBLE INCOME PORTFOLIO,
                                             BALANCED PORTFOLIO,
                                             CONSERVATIVE GROWTH PORTFOLIO, and
                                             STRATEGIC GROWTH PORTFOLIO

                                           By:
                                              ----------------------------------
                                                       William G. Papesh,
                                                           President
Attest:

By:
   --------------------------------------
            John T. West,
              Secretary

                                           WM ADVISORS, INC.

                                           By:
                                              ----------------------------------
                                                      William G. Papesh,
                                                          President

Attest:

By:
   --------------------------------------
         Sharon L. Howells,
              Secretary

                                                                      SCHEDULE A

                    WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

    The management fee to be charged for advisory services (including sub-advisory fees, if any) for each Portfolio is based upon a percentage of the average daily net assets of such Portfolio. The total management fee to be paid monthly for each Portfolio is as follows:

                                                    ANNUAL FEE
                                                    ----------
Income Portfolio*.................................    0.65%
Flexible Income Portfolio.........................    0.65%
Balanced Portfolio................................    0.65%
Conservative Growth Portfolio.....................    0.65%
Strategic Growth Portfolio........................    0.65%

---------------
* Effective August 1, 2000, the Income Portfolio will change its name to the "Conservative Balanced Portfolio."

[WM GROUP OF FUNDS LOGO]

                                                       VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                   CALL TOLL-FREE 1-888-221-0697
                                                   OR LOG ON TO WWW.PROXYWEB.COM

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS-AUGUST 29, 2000

    The undersigned hereby appoints William G. Papesh, Monte D. Calvin, Sandra
P. Cavanaugh and John T. West, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above Portfolio, a series of WM Strategic Asset Management Portfolios LLC, on August 29, 2000 at 1:00 p.m. Pacific time, and any adjournment thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                                 NOTE: PLEASE SIGN EXACTLY AS
                                                 YOUR NAME APPEARS ON THIS PROXY
                                                 CARD. All joint owners should
                                                 sign. When signing as executor,
                                                 administrator, attorney,
                                                 trustee or guardian or as
                                                 custodian for a minor, please
                                                 give full title as such. If a
                                                 corporation, please sign in
                                                 full corporate name and
                                                 indicate the signer's office.
                                                 If a partner, sign in the
                                                 partnership name.


                                    __________________________________________
                                    Signature(s) (if held jointly)

                                    __________________________________________
                                    Date

______________________________________________________________________________

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
        HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
                        WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposal 1.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. To approve a new Investment Management Agreement between the Company, on behalf          FOR       AGAINST     ABSTAIN
   of the Portfolio named on the other side of this proxy, and WM Advisors, Inc.            [ ]         [ ]         [ ]
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                PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

          VOTE TODAY BY MAIL USING THE ENCLOSED POSTAGE-PAID ENVELOPE,
                   VOTE BY TOUCHTONE PHONE AT (888) 221-0697,
           OR VOTE VIA THE INTERNET BY LOGGING ONTO WWW.PROXYWEB.COM.

             IN THE ALTERNATIVE, YOU MAY VOTE BY PHONE BY CALLING A
         D.F. KING REPRESENTATIVE AT (800) 628-8536, OR TO VOTE BY FAX,
           SIGN THE PROXY CARD AND FAX (BOTH SIDES) TO (212)797-1062.

 IF YOU HAVE ANY QUESTIONS REGARDING THIS PROXY, YOU MAY CALL (800) 628-8536

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